Fees Summary	Feb. 18, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,200,042.50
Previously Paid Amount	0.00
Total Fee Amount	2,375.33
Total Offset Amount	0.00
Net Fee	$ 2,375.33